SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             February 20, 2002
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                     (Date of earliest event reported)


                       Charter Financial Corporation
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           (Exact name of registrant as specified in its charter)


United States                      000-33071                58-2659667
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(State or other jurisdiction (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)



              600 Third Avenue, West Point, Georgia          31833
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            (Address of principal executive offices)       (Zip Code)


                               (706) 645-1391
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            (Registrant's telephone number, including area code)


                                     N/A
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       (Former name or former address, if changed since last report)

Item 5.   Other Events

     On February 20, 2002, Charter Financial Corporation issued a press release announcing that it had made an offer to acquire all of the currently outstanding shares of FLAG Financial Corporation (Nasdaq: FLAG) on February 13, 2002. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)     Not applicable
          (b)     Not applicable
          (c)     Exhibits

                  99.1     Press release dated February 20, 2002.
























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CHARTER FINANCIAL CORPORATION




Date: February 21, 2002          By:  /s/ Robert L. Johnson
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                                      Robert L. Johnson
                                      President and Chief Executive Officer